BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 5, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017, AS AMENDED AND RESTATED JUNE 9, 2017

PYRAMIS® MANAGED RISK PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the Pyramis® Managed Risk Portfolio (the “Portfolio”) from FIAM LLC (“FIAM”) to Schroder Investment Management North America Inc. (“SIMNA Inc.”), along with its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”), to be effective on or about December 15, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and SIMNA Inc. Effective on or about December 15, 2017, the name of the Portfolio will change to Schroders Global Multi-Asset Portfolio II, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Statement of Additional Information (“SAI”) will change to the Portfolio’s new name and references to FIAM contained in the SAI will change to Schroders. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to FIAM as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the SAI for the Portfolio are effective on or about December 15, 2017:

The section entitled “Investment Policies – Pyramis® Managed Risk Portfolio” is deleted in its entirety.

The section entitled “Investment Strategies and Risks – Money Market Strategies,” is revised to remove the Portfolio from the list of portfolios that may invest in money market securities rated “A-3” by Standard & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser.

In the section entitled “Investment Restrictions – Trust I Portfolio and Trust II Portfolio Operating Policies,” the subsection entitled “Concentration” is revised to remove references to the Portfolio and apply only to Brighthouse Balanced Plus Portfolio.

The section entitled “Portfolio Transactions” is revised to remove the Portfolio from the list of portfolios that invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios.

In the subsection entitled “Investment Advisory and Other Services – Management Fee Waivers for the Trust I Portfolios” the first sentence is amended to include a reference to the Portfolio and the following paragraph is added:

With respect to Schroders Global Multi-Asset Portfolio II, the Adviser has voluntarily agreed to reduce its management fee for the Portfolio to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Schroders and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver is not contractual and can be discontinued by the Adviser at any time.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,” the information regarding the Portfolio in the table is deleted in its entirety, the following information is added to the table, and the order of the footnotes is updated accordingly:

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Schroders Global Multi-Asset Portfolio II(s)	0.370%	First $100,000,000
	0.370%	Next $100,000,000
	0.370%	Next $50,000,000
	0.340%	Next $500,000,000
	0.310%	Next $550,000,000
	0.280%	Next $250,000,000
	0.280%	Next $250,000,000
	0.250%	Over $1,750,000,00

(s)	Prior to December 15, 2017, the subadvisory fee rate for Schroders Global Multi-Asset Portfolio II was at the annual rate of 0.150% of the Portfolio’s average daily net assets.

The section entitled “Determination of Net Asset Value” is revised to remove the Portfolio from the disclosure on valuing investments in underling portfolios.

In Appendix C – “Portfolio Managers,” the section “Pyramis® Government Income Portfolio and Pyramis® Managed Risk Portfolio” is amended to remove all information regarding the Portfolio, including information regarding portfolio manager Xuehai En.

In Appendix C – “Portfolio Managers,” the section “Schroder Global Multi-Asset Portfolio” is amended to reference the Portfolio, and the information regarding the portfolio managers is revised as follows:

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Johanna Kyrklund(1)	Registered Investment Companies	1	$580,000,000	0	N/A

	Other Pooled Investment Vehicles	13	$13,289,000,000	0	N/A

	Other Accounts	5	$2,855,000,000	3	$1,276,000,000

Philip Chandler(1)	Registered Investment Companies	1	$580,000,000	0	N/A

	Other Pooled Investment Vehicles	2	$371,000,000	0	N/A

	Other Accounts	1	$406,000,000	0	N/A

Angus Sippe(1)	Registered Investment Companies	1	$580,000,000	0	N/A

	Other Pooled Investment Vehicles	3	$578,000,000	0	N/A

	Other Accounts	1	$406,000,000	0	N/A

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Hodgson(1)	Registered Investment Companies	1	$580,000,000	0	N/A

	Other Pooled Investment Vehicles	25	$15,481,000,000	0	N/A

	Other Accounts	23	$4,971,000,000	0	N/A

(1)	Account information is as of October 31, 2017.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE